EXHIBIT 99.1

Web.com Reports Second Quarter 2016 Financial Results

•	Reduced debt by $20 million and repurchased 335,000 shares for $5.7 million

•	3.4 million subscribers with 20,000 net additions

•	Executing on vertical market strategy by adding real estate vertical

JACKSONVILLE, Fla. - August 4, 2016 - Web.com Group, Inc. (NASDAQ: WEB), a leading provider of Internet services and online marketing solutions for small businesses, today announced results for the second quarter ended June 30, 2016.

“Web.com reported solid second quarter results that were driven by the strength of our diverse portfolio of value added digital marketing solutions. As we progress with the integration of Yodle and learn more about the asset, the strategic value of their products and capabilities have become more clear and compelling to us. In particular, the vertical market solutions and multi-location product are highly differentiated and present an attractive growth opportunity going forward," said David L. Brown, chairman, chief executive officer and president of Web.com.

Brown added, "Following the acquisition of Yodle, we restructured the organization to better align the Company with its customers, products and services. This positions us to better leverage our offerings to small businesses and execute on our strategy more effectively. Given the size of the Yodle transaction, we planned for 2016 to be a significant transition year, and we believe this new structure sets the foundation for improved long-term revenue growth and financial strength. Generating strong free cash flow remains a priority for us, and we will continue to use our cash flow to pay down debt and repurchase shares in order to drive shareholder value."

Summary of Second Quarter 2016 Financial Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $187.8 million for the second quarter of 2016, compared to $135.7 million for the second quarter of 2015. Non-GAAP revenue was $193.9 million for the second quarter of 2016, compared to $140.0 million in the year-ago quarter, and in line with the Company's guidance range of $192.5 million to $195.5 million. The year over year increase in revenue is primarily due to the acquisition of Yodle.

•
GAAP operating income was $7.6 million for the second quarter of 2016, representing a 4% GAAP operating margin, compared to $14.9 million, representing a 11% GAAP operating margin, for the second quarter of 2015. Non-GAAP operating income was $37.3 million for the second quarter of 2016, representing a 19% non-GAAP operating margin, compared to $34.3 million for the second quarter of 2015, representing a 25% non-GAAP operating margin.

•
GAAP net loss was $1.6 million, or $0.03 per diluted share, for the second quarter of 2016, representing a -1% GAAP net loss margin. GAAP net income was $4.6 million, or $0.09 per diluted share, for the second quarter of 2015, representing a 3% GAAP net income margin. Non-GAAP net income was $31.5 million for the second quarter of 2016, or $0.62 per diluted share, exceeding the high end of the Company's net income guidance of $29 million to $31 million, or $0.57 to $0.61 per diluted share. The Company had non-GAAP net income of $31.5 million, or $0.60 per diluted share, for the second quarter of 2015.

•
Adjusted EBITDA was $42.7 million for the second quarter of 2016, compared to $38.4 million for the second quarter of 2015, representing a 22% and 27% adjusted EBITDA margin during the three months ended June 30, 2016 and 2015, respectively.

•	The Company generated cash from operations of $30.8 million for the second quarter of 2016, compared to $45.5 million of cash flow from operations for the second quarter of 2015.

Second Quarter and Recent Business Highlights:

•	Web.com's total net subscribers were approximately 3,443,000 at the end of the second quarter of 2016, up approximately 20,000 from the end of the first quarter of 2016.

•
Web.com's average revenue per user (ARPU) was $18.66 for the second quarter of 2016 compared to $13.91 for the second quarter of 2015. ARPU was up sequentially during the second quarter of 2016 from $15.10 during the first quarter of 2016. ARPU during the first quarter of 2016 included a partial period impact of Yodle, and ARPU during the second quarter of 2016 included a full period impact of Yodle.

•	Web.com's trailing twelve month customer retention rate was 86.5% for the second quarter of 2016.

•	Web.com used $20.0 million in cash to reduce debt during the quarter.

•	Repurchased 335,000 shares for $5.7 million in the second quarter of 2016.

Conference Call Information
Management will host a conference call today, August 4, 2016, at 5:00 p.m. ET, to discuss Web.com's second quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 800-210-9006 (domestic) or 719-457-0349 (international). A replay of this conference call will be available until August 18, 2016, at 877-870-5176 (domestic) or 858-384-5517 (international). The replay conference ID is 6329004.

About Web.com
Web.com Group, Inc. (Nasdaq: WEB) provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products and eCommerce solutions. For more information, please visit www.web.com; follow Web.com on Twitter @webdotcom or on Facebook at facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, in ways that management views or uses to assess the performance of the Company. Web.com's management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.
Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

•
Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because we believe that excluding such measures helps management and investors better understand our revenue trends.

•
Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, and stock-based compensation charges, because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Non-GAAP Net Income and Non-GAAP Net Income Per Basic and Diluted Share. Web.com excludes from non-GAAP net income and non-GAAP net income per basic and diluted share amortization of intangibles, income tax provision, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, amortization of debt discounts and fees, and stock-based compensation, and includes estimated cash income tax payments, because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Adjusted EBITDA and Adjusted EBITDA Margin. Web.com excludes from adjusted EBITDA and adjusted EBITDA margin depreciation and amortization expense, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

•
Non-GAAP Gross Profit and Non-GAAP Gross Margin. Web.com excludes from non-GAAP gross profit and non-GAAP gross margin, fair value adjustment to deferred revenue and deferred expense, and stock based compensation charges, because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Free Cash Flow. Free cash flow is a non-GAAP financial measure that Web.com uses and defines as net cash provided by operating activities less capital expenditures. The Company considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for investment opportunities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the Company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of debt discounts and fees. Web.com incurs amortization expense related to debt discounts and deferred financing fees. The difference between the effective interest expense and the coupon interest expense (i.e. debt discount), as well as, amortized deferred financing fees are excluded because Web.com believes the non-GAAP measures excluding these items provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Income tax expense. Due to the magnitude of Web.com's historical net operating losses and related deferred tax asset, the Company excludes income tax from its non-GAAP measures primarily because it is not indicative of the actual tax to be paid by the Company and therefore is not reflective of ongoing operating results. The Company believes that excluding this item provides meaningful supplemental information regarding the Company's operational performance and facilitates management's internal comparisons to the Company's historical operating results and comparisons to the Company's competitors' operating results. The Company includes the estimated tax that the Company expects to pay for operations during the periods presented.

•
Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.

•
Corporate development expenses. Web.com incurred expenses relating to acquisitions and the successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Monthly average revenue per user, or ARPU. ARPU is a metric we measure on a quarterly basis. We define ARPU as quarterly non-GAAP subscription revenue divided by the average of the number of subscribers at the beginning of the quarter and the number of subscribers at the end of the quarter, divided by three months. We exclude from subscription revenue the impact of the fair value adjustments to deferred revenue resulting from acquisition-related write downs.

Forward-Looking Statements

This press release includes "forward-looking statements" including, without limitation, statements regarding the Yodle vertical market solutions and multi-location product presenting an attractive growth opportunity for Web.com going forward, and that Web.com will continue to use its cash flow to pay down debt and repurchase shares to drive shareholder value, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com's business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Annual Report on Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended March 31, 2016, as filed with the Securities and Exchange Commission, which are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:
Ira Berger
904-680-6909
Ira.Berger@web.com

Media:
Amy Ebenstein
646-209-3312
amy.ebenstein@bm.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statements of Comprehensive (Loss) Income
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015

Revenue	$187,818	$135,719	$332,616	$268,319
Cost of Revenue	59,743	47,102	110,826	95,804

Gross profit	128,075	88,617	221,790	172,515

Operating expenses:
Sales and marketing	58,448	35,680	100,459	71,359
Technology and development	15,533	5,858	24,611	11,660
General and administrative	23,465	18,273	43,129	35,484
Restructuring expense	778	22	914	335
Depreciation and amortization	22,273	13,849	38,186	27,593
Total operating expenses	120,497	73,682	207,299	146,431
Income from operations	7,578	14,935	14,491	26,084

Interest expense, net	(8,662)	(5,182)	(14,259)	(10,431)
Net (loss) income before income taxes	(1,084)	9,753	232	15,653
Income tax expense	(522)	(5,203)	(1,500)	(8,764)
Net (loss) income	$(1,606)	$4,550	$(1,268)	$6,889

Other comprehensive (loss) income:
Foreign currency translation adjustments	(891)	797	(1,207)	90
Unrealized (loss) gain on investments, net of tax	—	(4)	28	1
Total comprehensive (loss) income	$(2,497)	$5,343	$(2,447)	$6,980

Basic (loss) earnings per share:
Net (loss) income per basic common share	$(0.03)	$0.09	$(0.03)	$0.14
Diluted (loss) earnings per share:
Net (loss) income per diluted common share	$(0.03)	$0.09	$(0.03)	$0.13

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share amounts)

	June 30, 2016	December 31, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$8,950	$18,706
Accounts receivable, net of allowance of $1,677 and $1,815, respectively	19,356	12,892
Prepaid expenses	14,353	8,151
Deferred expenses	61,829	59,400
Other current assets	3,719	4,380
Total current assets	108,207	103,529

Property and equipment, net	58,880	41,963
Deferred expenses	50,271	50,113
Goodwill	854,295	639,145
Intangible assets, net	473,624	318,107
Other assets	12,784	4,482
Total assets	$1,558,061	$1,157,339

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$20,621	$9,974
Accrued expenses	17,118	13,303
Accrued compensation and benefits	11,501	13,765
Deferred revenue	238,526	219,187
Current portion of debt	12,016	11,169
Deferred consideration	19,073	—
Other liabilities	3,683	3,802
Total current liabilities	322,538	271,200

Deferred revenue	196,267	191,426
Long-term debt	693,570	411,409
Deferred tax liabilities	85,571	37,840
Other long-term liabilities	30,795	7,287
Total liabilities	1,328,741	919,162
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 50,634,010 and 50,683,717 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	51	51
Additional paid-in capital	572,735	565,648
Treasury stock at cost, 2,833,748 shares as of June 30, 2016 and 2,120,944 shares as of December 31, 2015	(58,247)	(44,750)
Accumulated other comprehensive loss	(3,327)	(2,148)
Accumulated deficit	(281,892)	(280,624)
Total stockholders' equity	229,320	238,177
Total liabilities and stockholders' equity	$1,558,061	$1,157,339

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$187,818	$135,719	$332,616	$268,319
Fair value adjustment to deferred revenue	6,038	4,252	14,596	9,345
Non-GAAP revenue	$193,856	$139,971	$347,212	$277,664

Reconciliation of GAAP net (loss) income to non-GAAP net income
GAAP net (loss) income	$(1,606)	$4,550	$(1,268)	$6,889
Amortization of intangibles	16,844	9,822	28,148	19,638
Stock based compensation	5,392	5,137	10,200	10,184
Income tax expense	522	5,203	1,500	8,764
Restructuring expense	778	22	914	335
Corporate development	529	—	3,868	597
Amortization of debt discounts and fees	3,687	2,822	6,685	5,620
Cash income tax expense	(730)	(520)	(1,055)	(787)
Fair value adjustment to deferred revenue	6,038	4,252	14,596	9,345
Fair value adjustment to deferred expense	94	167	152	358
Non-GAAP net income	$31,548	$31,455	$63,740	$60,943

Reconciliation of GAAP net (loss) income per basic share to non-GAAP net income per basic share
GAAP net (loss) income per basic share	$(0.03)	$0.09	$(0.03)	$0.14
Amortization of intangibles	0.34	0.20	0.56	0.39
Stock based compensation	0.11	0.10	0.21	0.20
Income tax expense	0.01	0.10	0.03	0.17
Restructuring expense	0.02	—	0.02	0.01
Corporate development	0.01	—	0.08	0.01
Amortization of debt discounts and fees	0.07	0.06	0.14	0.11
Cash income tax expense	(0.01)	(0.01)	(0.02)	(0.02)
Fair value adjustment to deferred revenue	0.12	0.08	0.30	0.18
Fair value adjustment to deferred expense	—	—	—	0.01
Non-GAAP net income per basic share	$0.64	$0.62	$1.29	$1.20

Diluted weighted average shares
Diluted shares:
Basic weighted average common shares	49,293	50,362	49,334	50,616
Diluted stock options	1,383	1,800	1,384	1,584
Diluted restricted stock	210	273	318	310
Total diluted weighted average common shares	50,886	52,435	51,036	52,510

	Three months ended June 30,		Six months ended June 30,
Reconciliation of GAAP net (loss) income per diluted share to non-GAAP net income per diluted share	2016	2015	2016	2015
GAAP net (loss) income per diluted share	$(0.03)	$0.09	$(0.03)	$0.13
Diluted equity	—	—	0.01	—
Amortization of intangibles	0.32	0.19	0.54	0.37
Stock based compensation	0.11	0.10	0.20	0.18
Income tax expense	0.01	0.10	0.03	0.17
Restructuring expense	0.02	—	0.02	0.01
Corporate development	0.01	—	0.08	0.01
Amortization of debt discounts and fees	0.07	0.05	0.13	0.11
Cash income tax expense	(0.01)	(0.01)	(0.02)	(0.01)
Fair value adjustment to deferred revenue	0.12	0.08	0.29	0.18
Fair value adjustment to deferred expense	—	—	—	0.01
Non-GAAP net income per diluted share	$0.62	$0.60	$1.25	$1.16

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$7,578	$14,935	$14,491	$26,084
Amortization of intangibles	16,844	9,822	28,148	19,638
Stock based compensation	5,392	5,137	10,200	10,184
Restructuring expense	778	22	914	335
Corporate development	529	—	3,868	597
Fair value adjustment to deferred revenue	6,038	4,252	14,596	9,345
Fair value adjustment to deferred expense	94	167	152	358
Non-GAAP operating income	$37,253	$34,335	$72,369	$66,541

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	4%	11%	4%	10%
Amortization of intangibles	9	7	9	7
Stock based compensation	3	4	3	4
Restructuring expense	—	—	—	—
Corporate development	—	—	1	—
Fair value adjustment to deferred revenue	3	3	4	3
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	19%	25%	21%	24%

	Three months ended June 30,		Six months ended June 30,
Reconciliation of GAAP net (loss) income to adjusted EBITDA	2016	2015	2016	2015
GAAP net (loss) income	$(1,606)	$4,550	$(1,268)	$6,889
Depreciation and amortization	22,273	13,849	38,186	27,593
Stock based compensation	5,392	5,137	10,200	10,184
Restructuring expense	778	22	914	335
Corporate development	529	—	3,868	597
Fair value adjustment to deferred revenue	6,038	4,252	14,596	9,345
Fair value adjustment to deferred expense	94	167	152	358
Interest expense, net	8,662	5,182	14,259	10,431
Income tax expense	522	5,203	1,500	8,764
Adjusted EBITDA	$42,682	$38,362	$82,407	$74,496

Reconciliation of GAAP net (loss) income margin to adjusted EBITDA margin
GAAP net (loss) income margin	(1)%	3%	—%	3%
Depreciation and amortization	12	9	12	10
Stock based compensation	3	4	3	4
Restructuring expense	—	—	—	—
Corporate development	—	—	1	—
Fair value adjustment to deferred revenue	3	3	4	3
Fair value adjustment to deferred expense	—	—	—	—
Interest expense, net	5	4	4	4
Income tax expense	—	4	—	3
Adjusted EBITDA margin	22%	27%	24%	27%

Reconciliation of GAAP gross profit to non-GAAP gross profit
Gross Profit	$128,075	$88,617	$221,790	$172,515
Fair value adjustment to deferred revenue	6,038	4,252	14,596	9,345
Fair value adjustment to deferred cost	94	167	152	358
Stock based compensation	268	512	763	1,020
Non-GAAP gross profit	$134,475	$93,548	$237,301	$183,238
Non-GAAP gross margin	69%	67%	68%	66%

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$30,813	$45,488	$45,288	$77,411
Capital expenditures	(4,451)	(4,307)	(8,306)	(7,911)
Free cash flow	$26,362	$41,181	$36,982	$69,500

Revenue
Subscription	$186,121	$133,685	$329,312	$264,145
Professional services and other	1,697	2,034	3,304	4,174
Total	$187,818	$135,719	$332,616	$268,319

Stock based compensation
Cost of revenue	$268	$512	$763	$1,020
Sales and marketing	1,426	1,214	2,563	2,449
Technology and development	921	747	1,614	1,510

General and administrative	2,777	2,664	5,260	5,205
Total	$5,392	$5,137	$10,200	$10,184

	Three months ended June 30,	Three months ended March 31,	Three months ended June 30,
	2016	2016	2015
Reconciliation of GAAP revenue to non-GAAP subscription revenue used in ARPU
GAAP revenue	$187,818	$144,798	$135,719
Fair market value adjustment to deferred revenue	6,038	8,558	4,252
Non-GAAP revenue	193,856	153,356	139,971
Professional services and other revenue	(1,697)	(1,606)	(2,034)
Non-GAAP subscription revenue used in ARPU	192,159	151,750	137,937

Web.com Group, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Cash flows from operating activities
Net (loss) income	$(1,606)	$4,550	$(1,268)	$6,889
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	22,273	13,849	38,186	27,593
Stock based compensation	5,392	5,137	10,200	10,184
Deferred income taxes	(214)	4,767	599	8,047
Amortization of debt discounts and issuance costs	3,687	2,824	6,685	5,620
Changes in operating assets and liabilities:
Accounts receivable, net	(512)	2,898	(1,758)	2,643
Prepaid expenses and other assets	80	396	(10,935)	(219)
Deferred expenses	362	5,283	(2,586)	1,002
Accounts payable	5,173	2,509	(1,585)	(373)
Accrued expenses and other liabilities	(6,713)	(386)	(519)	1,629
Accrued compensation and benefits	1,105	2,756	(7,375)	2,690
Deferred revenue	1,786	905	15,644	11,706
Net cash provided by operating activities	30,813	45,488	45,288	77,411

Cash flows from investing activities
Business acquisitions	(2,975)	—	(303,262)	(475)
Capital expenditures	(4,451)	(4,307)	(8,306)	(7,911)
Other	(1,300)	—	(1,300)	—
Net cash used in investing activities	(8,726)	(4,307)	(312,868)	(8,386)

Cash flows from financing activities
Stock issuance costs	(1)	(26)	(6)	(50)
Common stock repurchased	(27)	(41)	(3,233)	(2,302)
Payments of long-term debt	(20,000)	(30,000)	(32,500)	(47,500)
Proceeds from exercise of stock options	666	2,250	1,205	4,221
Proceeds from borrowings on long-term debt	—	—	200,000	—
Proceeds from borrowings on revolving credit facility	—	—	115,000	—
Common stock purchases under stock repurchase plan	(5,744)	(14,189)	(16,909)	—
Debt issuance costs	—	—	(5,700)	(29,975)
Net cash provided by (used in) financing activities	(25,106)	(42,006)	257,857	(75,606)

Effect of exchange rate changes on cash	(22)	5	(33)	2

Net decrease in cash and cash equivalents	(3,041)	(820)	(9,756)	(6,579)
Cash and cash equivalents, beginning of period	11,991	16,726	18,706	22,485
Cash and cash equivalents, end of period	$8,950	$15,906	$8,950	$15,906

Supplemental cash flow information
Interest paid	$4,529	$1,774	$6,851	$4,882
Income tax paid	$632	$420	$2,046	$902